A A C R 2 0 2 2 I n v e s t o r E v e n t A p r i l 8 , 2 0 2 2

Forward-Looking Statements and Disclaimer Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our future financial or business performance, plans, prospects, trends or strategies, objectives of management, competition and other financial and business matters, the potential, safety, efficacy, and regulatory and clinical progress of our current and prospective product candidates, including ZN-c3, ZN-c5, ZN-d5 and ZN-e4, plans and timing for the initiation of and release of data from our clinical trials and our ability to meet other key milestones, planned preclinical activities, our current and prospective collaborations, the estimated size of the market for our product candidates, and the timing and success of our development and commercialization of our anticipated product candidates and the market acceptance thereof are forward-looking statements, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward- looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of the novel coronavirus disease, COVID-19, has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidate; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; interim, initial, “topline”, and preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. | 2

Today’s Agenda • Phase 1 monotherapy update from USC cohort • Phase 1b chemotherapy combination data in ovarian cancer | 3 ZN-c3 (Wee1 inhibitor) Updates ZN-c5 (oral SERD) Updates 1 2 ZN-d5 (Bcl-2 inhibitor) Updates Summary and Catalysts 3 4 zentalis

Company Overview

Lead Program: Wee1i (ZN-c3) potentially first- and best-in-class

- Monotherapy responses in 4 solid tumor types, with 3 Exceptional Responders & additional responses in USC
- Promising data in ovarian cancer when combined with chemotherapy
- Potential accelerated approval paths for USC* and biomarker-driven trials
- Orphan drug and rare pediatric disease designations granted in osteosarcoma

Oral SERD (ZN-c5): potentially best-in-class profile as monotherapy and in combination, including with ZN-c3

BCL-2 inhibitor (ZN-d5): broad applicability as anti-apoptotic target; potential as monotherapy and in combination, including with ZN-c3

Additional programs targeting fundamental cancer pathways: EGFR inhibitor (ZN-e4) & BCL-xL heterobifunctional degrader

Investigating internal & third-party combinations, including ZN-d5 + ZN-c3 for liquid tumors and ZN-c5 + ZN-c3 for CDK4/6i-resistant tumors

Integrated Discovery Engine: 4 FDA-cleared INDs within the first 5 years

* Fast Track designation granted.

zentalis | 4

Broad Oncology Pipeline Designed to Improve Patient Outcomes

Program	Therapy	Indication	Stage (bar extends through)	Collaborators (1)
ZN-c3: Wee1 Inhibitor	Monotherapy	Uterine Serous Carcinoma+	Phase 2	gsk, 正腾康 zentera
		Biomarker-Driven*	Phase 2	
		Solid Tumors	Phase 1	
	Combination	Osteosarcoma (+ gemcitabine)*	Phase 1	
		Ovarian Cancer (+ niraparib)	Phase 1	
		Ovarian Cancer (+ chemo)	Phase 1	
ZN-c5: Oral SERD	Monotherapy	Breast Cancer	Phase 2	Pfizer, Lilly, 正腾康 zentera
	Combination	Breast Cancer (+ palbociclib)	Phase 1	
		Breast Cancer (+ abemaciclib)	Phase 1	
ZN-d5: BCL-2 Inhibitor	Monotherapy	AL Amyloidosis*	Phase 1	正腾康 zentera
		AML + NHL	Phase 1	
ZN-e4: EGFR Inhibitor	Monotherapy	NSCLC	Phase 1	SciClone Pharmaceuticals
BCL-xL Degrader	Monotherapy	Solid Tumors and Heme Malignancies	Preclinical	

\+ Registrational trial with FDA Fast Track designation

* Potentially registrational trial

(1) Zentalis is currently evaluating ZN-c5 in combination with palbociclib (Ibrance®), as part of a clinical research collaboration with Pfizer, evaluating ZN-c5 in combination with abemaciclib (Verzenio®), as part of a clinical research collaboration with Lilly. Zentalis intends to evaluate ZN-c3 in combination with niraparib (ZEJULA®), as part of a clinical research collaboration with GlaxoSmithKline. Zentalis maintains full ownership of ZN-c5 and ZN-c3 in each such collaboration. SciClone has development and commercial rights to ZN-e4 in Greater China (including Macau and Hong Kong), South Korea, Taiwan and Vietnam. Zentera, our joint venture, has development and commercial rights to ZN-c5, ZN-c3 and ZN-d5 in select Asian countries (including China). Zentera received CTA acceptances in China for ZN-c3, ZN-c3 in combination, ZN-c5 and ZN-d5 and four clinical trials are ongoing.

zentalis | 5

Z N - c 3 : We e 1 I n h i b i to r B a c k g r o u n d

ZN-c3: Wee1 Inhibitor

Wee1 Inhibition: Clinically Proven DDR Target for Cancer


A427 cells
DMSO
AZD1775
ZN-c3
2h
8h
2h
8h
pCDK1/2 (Y15)
β-actin

ZN-c3 inhibits CDK1/2 phosphorylation

Wee1 inhibition causes cancer cells to proceed to mitosis without repairing DNA damage, resulting in premature mitotic entry and apoptosis


G2/M CHECKPOINT
WEE1i
Tyr15
P
CDK1
Cyclin B1
M
Mitosis
MITOSIS EXIT
WEE1i
P
Tyr15
CDK1
Cyclin B1
G2
G1
Tyr15
P
CDK2
Cyclin A/E
WEE1i
S
INTRA S CHECKPOINT

Inhibition of Wee1 may cause tumor cell death by:

- Aberrant origin firing causing exhaustion of the replication protein A1 (RPA1)[1]
- Degradation of ribonucleotide reductase subunit leading to exhaustion of dNTP pools[2]

Wee1i effects on cell cycle and DNA damage may be associated with activation of cGAS/STING pathway, resulting in Type I interferon response and production of cytokines driving immune cell infiltration/activation into tumor[3-5]

(1) Di Rora AGL et al. J Hematol Oncol. 2020 Sep 21;13(1):126
(2) Pfister SX et al. Cancer Cell. 2015 Nov 9; 28(5): 557–568
(3) Keenan et al. Clin Canc Res. (2021)
(4) Hai J et al. Clin Cancer Res. 2020 Jul 1;26(13):3431-3442
(5) Guo e et al. J. Exp. Med. 2021 Vol. 219 No. 1

zentalis | 7

ZN-c3: Wee1 Inhibitor

Structure-Based Drug Design (SBDD) Led to the Discovery of a Highly Potent and Selective Wee1 Inhibitor ZN-c3 with Improved ADME Properties(1)



N
N
N
H
N
N
N
N
O
N
OH

ZN-c3

ZN-c3 potency and ADME	
Wee1 IC_{50}	3.8 nM
H23 IC_{50}	103 nM
A427 IC_{50}	75 nM
Log *D*	2.4
*h*PPB	66%
*h*Hep	<18 mL/min/kg
solubility	> 2000 µM
CYP3A4	7 µM
hERG	> 30 µM



Electron-deficient pyrimidine interacts with Phe433 via π–π stacking
Hydrogen bonding with the Wee1 gatekeeper Asn376
Asn376
Tyr378
Effective bidentate hydrogen-bond interactions with the hinge element
Cys379
Allyl occupying a lipophilic pocket formed by Ala326, Ile327, Lys328, and Asn376
Sandwiched between Gly382 and Ile305 (CH-π). Additional π–π interactions with Tyr378
Ile305
Phe310
Hydrogen bonding to the Ile305 backbone carbonyl. Important for ADME properties
Chiral OH engaged in polar interactions with Asn431 and Ser430
Ethyl CH-π interactions with Phe310 of the G-loop

(1) Huang, PQ; *et al.* J. Med. Chem. **2021**, *64*, 13004-13024

zentalis | 8

ZN-c3: Differentiated Selectivity Profile(1) (1) Illustrations reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) % Inhibition (@ 1µM) 90+ 5 kinases 75-89 5 kinases ZN-c3 | 9 % Inhibition (@ 1µM) 90+ 13 kinases 75-89 24 kinases Adavosertib >470 kinases ZN-c3: Wee1 Inhibitor

Z N - c 3 : P h a s e 1 U S C M o n o t h e ra p y U p d a te

ZN-c3: USC

The Unmet Need in Uterine Serous Carcinoma is Significant

UNMET NEED

- USC results in **~40% of endometrial cancer deaths** despite comprising only 10% of cases


100%
0%
New Cases
Deaths
USC
Endometrial

  - **Prior to pembro+len approval, ORR of 9.5% with PLD was chemo SOC for third-line USC**[1]
  - The 5-year survival rate for late-stage USC is 33% [2]
- >90% of USC patients have TP53 mutations[3]

PATIENT POPULATION

- In 2022, the total number of drug treatable **third line** advanced or recurrent endometrial cancer patients is approximately **10,000 in the United States, EU5 and Japan**[4]


Drug-Treatable Patients by Region: 2022
6,000
3,000
0
U.S.
EU5
Japan

- **Improvement in efficacy while limiting toxicities** would make a meaningful difference for patients

COMPETITIVE LANDSCAPE

- Current standard of care for third line, USC is single-agent chemotherapy, with some limited use of bevacizumab and pembrolizumab monotherapies[5]
- There is a **high need** for a therapeutic option in later line patients **after prior platinum containing chemotherapy and pembrolizumab + lenvatinib treatment**[1]
  - Another Wee1 inhibitor (adavosertib) is also in late-stage clinical evaluation
- ZN-c3 is potentially a best in-class treatment option for USC

ZN-c3's efficacy and tolerability profile are well positioned for the USC population

(1) Muggia, J Clin Oncol, 2002 (2) Hamilton CA et al. Br J Cancer. 2006 Mar 13;94(5):642-6. (3) Liu JF et al. J Clin Oncol. 2021 Mar 11:JCO2003167. (4) Decision Resources Group; data on file. (5) CancerMPact, Future Trends and Insights Endometrial cancer June 2021; data on file.

zentalis | 11

Safety and clinical activity of single-agent ZN-c3, an oral Wee1 inhibitor, in a Phase 1 trial in subjects with recurrent or advanced uterine serous carcinoma (USC) F. Meric-Bernstam1, P. Chalasani2, H. Mamdani3, C. Zheng4, M. Viana4, R. Lambersky4, P. Pultar4, A. Tolcher5 1MD Anderson Cancer Center, Houston, TX, USA; 2University of Arizona Cancer Center, Tucson, AZ, USA; 3Karmanos Cancer Center, Detroit, MI, USA; 4Zentalis Pharmaceuticals, New York, NY, USA; 5Texas Oncology Babcock, San Antonio, TX, USA Updated monotherapy data from USC cohort dose ≥300mg QD will be presented as part of a mini-symposium on Monday, April 11th at 2:50pm CT ZN-c3: USC

ZN-c3: Chemo Combinat ion in Ovar ian Cancer

ZN-c3: Ovarian

Platinum-Resistant/Refractory Ovarian Cancer Remains an Unmet Need

UNMET NEED

- Platinum-resistant and -refractory ovarian cancer represents a **high unmet need**
- It is associated with a poor prognosis and limited treatment options
  - **ORR of 11.8% with SOC[1] for platinum resistant patients**
- **Improvement in efficacy with acceptable safety profile** would make a meaningful difference for patients

PATIENT POPULATION

- In 2022, the total number of drug-treatable second line platinum-resistant ovarian cancer patients is estimated to be **>14,000 in the United States, EU5 and Japan[2]**


Drug-Treatable Patients by Region: 2022
8,000
4,000
0
U.S.
EU5
Japan

COMPETITIVE LANDSCAPE

- Current standard of care for second line platinum-resistant ovarian patients is single-agent chemotherapy ± bevacizumab[3]
- Ongoing pivotal trials focus on novel MOAs, including ADCs, and combinations with either PARPi or chemotherapy.[3] Of note, ADCs only work in a sub-population of patients
- ZN-c3 is potentially a first-in-class treatment option that works synergistically with other anticancer therapies

ZN-c3's efficacy and tolerability profile are well-positioned for the platinum-resistant/refractory ovarian population

(1) Pujade-Lauraine et al. J Clin Oncol 2014; 32:1302-1308; AURELIA study (2) Decision Resources Group; data on file. (3) CancerMPact Treatment Architecture Ovarian cancer July 2021; data on file.

zentalis | 14

ZN-c3 Combined with Chemotherapy is Highly Active in vitro Against OVCAR3 Ovarian Cancer Cells ZN-c3: WEE1 InhibitorZN-c3: Ovarian • Inhibition of Wee1, combined with DNA-damaging agents (doxorubicin and carboplatin) or inducers of replication stress (paclitaxel and gemcitabine), causes mitotic entry without completion of DNA repair, leading to mitotic catastrophe(1-3) • Paclitaxel: shown to induce degradation of the Wee1 protein by causing mitotic arrest • Gemcitabine: inhibits the enzyme RRM2* essential for synthesis of deoxyribonucleotides and causes replication stress • In addition, Wee1 inhibition elicits an immune response which may synergize with the immune activation mediated by chemotherapy (Immunogenic Cell Death) (1) L Ghelli et al. J Hematol Oncol. 2020; 13:126 (2) NYL Ngoi et al. Trends Cancer. 2021; 7:930-957 (3) M Aarts et al. Cancer Discov. 2012;2:524-39 * Ribonucleoside-diphosphate reductase subunit M2 ZN-c3 + Paclitaxel ZN-c3 + Doxorubicin D ose 1 D ose 2 D ose 3 0 25 50 75 100 OVCAR3 % I n h ib it io n ZN-c3 Paclitaxel ZN-c3 + Paclitaxel Dose 1 Dose 2 Dose 3 ZN-c3 200 nM 300 nM 500 nM Paclitaxel 5 nM 10 nM 20 nM Dose 1 Dose 2 Dose 3 ZN-c3 200 nM 300 nM 500 nM Doxorubicin 500 nM 750 nM 1 uM D ose 1 D ose 2 D ose 3 0 25 50 75 100 OVCAR3 % I n h ib it io n ZN-c3 Doxorubicin ZN-c3 + Doxorubicin ZN-c3 + CarboplatinZN-c3 + Gemcitabine Dose 1 Dose 2 Dose 3 ZN-c3 200 nM 300 nM 500 nM Gemcitabine 10 nM 20 nM 50 nM D ose 1 D ose 2 D ose 3 0 25 50 75 100 OVCAR3 % I n h ib it io n ZN-c3 Gemcitabine ZN-c3 + Gemcitabine Dose 1 Dose 2 Dose 3 ZN-c3 200 nM 300 nM 500 nM Carboplatin 20 uM 30 uM 50 uM D ose 1 D ose 2 D ose 3 0 25 50 75 100 OVCAR3 % I n h ib it io n ZN-c3 Carboplatin ZN-c3 + Carboplatin | 15

ZN-c3-002: Study Design ZN-c3: Ovarian MTD= maximum tolerated dose; N= number of subjects; RP2D= recommended Phase 2 dose; CRM= continual reassessment method; PLD= liposomal doxorubicin | 16

ZN-c3-002: Baseline Characteristics Baseline Characteristics (All Cohorts) (1) No subjects have been enrolled in the gemcitabine arm as of January 28, 2022. (2) Full patient genetic background analysis ongoing. ZN-c3: Ovarian Characteristic ZN-c3 + PLD (n = 30) ZN-c3 + Carboplatin (n = 17) ZN-c3 + Paclitaxel (n = 9) Total(1,2) (N = 56) Median age, years (range) 55 (34–75) 61 (49–74) 67 (51–74) 58.5 (34–75) Race, n (%) White Asian 29 (97) 1 (3) 17 (100) 0 (0) 8 (89) 1 (11) 54 (96) 2 (4) ECOG status, n (%) 0 1 20 (67) 10 (33) 8 (47) 9 (53) 8 (89) 1 (11) 36 (64) 20 (36) Prior lines of therapy, n (%) 1 2 19 (63) 11 (37) 9 (53) 8 (47) 5 (56) 4 (44) 33 (59) 23 (41) Prior bevacizumab, n (%) Prior PARP inhibitor, n (%) 13 (43) 3 (10) 9 (53) 4 (24) 4 (44) 1 (11) 26 (46) 8 (14) Prior therapy status, n (%) Resistant Platinum refractory 24 (80) 6 (20) 15 (88) 2 (12) 9 (100) 0 (0) 48 (86) 8 (14) | 17 100% of patients became resistant/refractory to platinum within the first 2 lines of therapy indicating an aggressive phenotype

Expectations for Efficacy in Recurrent Ovarian Cancer Patients | 18 ZN-c3: Ovarian (1) Pujade-Lauraine E et al. [AURELIA study] J Clin Oncol 2014; 32:1302-1308. (2) Moore KM et al. Clin Cancer Res 2022;28:36–44 (3) Lheureux S et al. Lancet 2021; 397: 281–92 (4) Platinum refractory population of 7% in evaluable population Study Name / Author Drug Platinum Refractory Prior Bevacizumab Treatment ORR Overall Survival for Wee1 Inhibitor AURELIA (Phase 3, Randomized Trial) (1) Chemotherapy (PLD, paclitaxel, topotecan) in control arm Not included None 11.8% N/A Moore KM, CCR (Phase 2, Open Label) (2) Adavosertib + chemotherapy Not included 34% overall 11-33% range (High dose C2 arm not tolerated) N/A Lheureux S, Lancet (Phase 2, DB, PC, Randomized Trial) (3) Adavosertib + gemcitabine Included Plat Refractory (10%) Unknown 23% (6% chemo alone) mOS = 11.4 mos; HR = 0.56 vs gemcitabine alone (p=0.017) ZN-c3-002 ZN-c3 + chemotherapy Included Plat Refractory (7%)(4) 46% overall A response rate >20% may lead to significant PFS and OS advantages in larger trials

ZN-c3-002: Maximum Reduction in Sum of Target Lesion Diameters All Patients (n=43*)(1) ZN-c3: Ovarian PLD 250 PLD 200 PR PD PR/uPR+SDPDBest Overall Response: -100 -80 -60 -40 -20 0 20 40 60 80 100 M a x im u m c h a n g e ( % ) in s u m o f ta rg e t le s io n d ia m e te rs Subjects CAR 200 + PLD 300 PLD 300 PLD 200 CAR 200 CAR 200 + PLD 200 PLD 300 + + + PAC 200 ++ PLD 300 PLD 200 PLD 200 CAR 300 PAC 200 PLD 200 PLD 250 PLD 200 PLD 250 PLD 300 PLD 300 CAR 200 PLD 300 + + + + + CAR 300 PAC 200 + PAC 200 PLD 300 PLD 300 CAR 200 PAC 200 CAR 200 CAR 200 PAC 200 PLD 300 CAR 200 PLD 200 PLD 300 CAR 200 +++++++ ++ ++ ^intermittent dosing +subject ongoing u = unconfirmed PR R = platinum refractory patient PAC 200^ PLD 350^ PLD 350^ PAC 200^ (1) January 28, 2022 data cutoff. Note: Excluding platinum refractory patients ORR = 32.5% and DCR = 85%. * Evaluable patients; Measurable disease per Response Evaluation Criteria in Solid Tumors (RECIST), version 1.1; Patients with measurable disease and at least one post-baseline scan ORR = 30.2%; DCR = 86.0% Across All Cohorts | 19 R RR u u u u u u u u

ZN-c3: Ovarian

ZN-c3-002: Robust Disease Control Rate Observed Across All Cohorts

Responders experienced a meaningful duration of response



Best Overall Response
NE
SD
PD
PR
uPR+
PD
PR
Percent Change from Baseline (Best Response)
80
60
40
20
0
-20
-40
-60
-80
-100
Baseline
Week 3
Week 6
Week 9
Week 12
Week 15
Week 18
Week 21
Week 24
Week 27
Week 30
Week 33
Week 36
Week 39
Week 42
Week 45
Week 48
Week 51
Week 54
Week 57
Week 60
Week 63
Week 66
Weeks
36.84
23.81
8.33
5.52
4.72
-2.04
-0.64
-7.32
-9.72
-12.31
-10.81
-16.09
-21.05
-31.03
-15.89
-23.85
-25
-7.69
-7.89
-17.78
-22.95
1.56
-21.43
-34.62
-33.01
-39.81
-42.92
-48.65
-51.52
-53.33
-50
-58.56
-58.02
-66.3
-79.49
-78.79
-88.43
-76

Data cutoff January 28, 2022.

zentalis | 20

ZN-c3: Ovarian

ZN-c3-002: Responder #1 Background

Ovarian Cancer – Platinum-resistant

- 52-year-old female, Stage III Ovarian Cancer, metastases to the liver, abdomen, mesentery (lymph node). ECOG PS 0
- Two prior lines of therapy in the advanced/ metastatic setting
- ZN-c3 starting dose: 200 mg QD + Paclitaxel 80 mg/m^2
- The subject remained on the study for 214 days (Cycle 7) until clinical disease progression
- Patient experienced decreased CA-125 tumor marker from 1122 ng/mL at baseline to 254 ng/mL at Cycle 4

Confirmed PR with 56% reduction overall

Previous Therapy Experience

Intent of Treatment	Regimen	Start	Stop	Best Response
Advanced/ Metastatic	Carboplatin / Paclitaxel	Jul-17	Sep-17	SD
Advanced/ Metastatic	Carboplatin / Doxorubicin	Dec-20	Apr-21	PD

zentalis | 21

ZN-c3-002: Responder #1 Baseline and Follow-up (Liver Lesion) 4th Assessment (Jan 2022)Baseline (July 2021) | 22 ZN-c3: Ovarian

ZN-c3: Ovarian

ZN-c3-002: Responder #2 Background

Ovarian Cancer – Platinum-resistant

- 72-year-old female, Stage IV Ovarian Cancer, metastases to the greater omentum, spleen capsule, pararectal, Liver capsule, peritoneum. ECOG PS 0
- Two prior lines of therapy in the advanced/ metastatic setting
- ZN-c3 starting dose: 300 mg QD + PLD 40 mg/m^2
- The subject remains on the study, currently Cycle 5
- Patient experienced decreased CA-125 tumor marker from 381 ng/mL at baseline to <50 ng/mL at Cycle 5

Confirmed PR with 46% reduction overall

Previous Therapy Experience

Intent of Treatment	Regimen	Start	Stop	Best Response
Advanced/ Metastatic	Carboplatin / Paclitaxel	Oct-19	Mar-20	SD
Advanced/ Metastatic	Carboplatin / Paclitaxel	Dec-20	May-21	PD

zentalis | 23

ZN-c3-002: Responder #2 Baseline and Follow-up (Liver Lesion) 2nd Assessment (December 2021)Baseline (October 2021) | 24 ZN-c3: Ovarian Complete disappearance

ZN-c3-002: Summary of Clinical Activity Summary of Clinical Activity (All Cohorts) ZN-c3: Ovarian Group N Evaluable* (n) PR/uPR+ (n) SD/SD+ (n) PD (n) DCR (%) ORR (%) Total 56 43 13 24 6 86.0 30.2 ZN-c3 + PLD 30 24 3 17 4 83.3 12.5 ZN-c3 + Carboplatin 17 11 5 4 2 81.8 45.5 ZN-c3 + Paclitaxel 9 8 5 3 – 100 62.5 Measurable disease per Response Evaluation Criteria in Solid Tumors (RECIST), version 1.1 * Patients with measurable disease and at least one post-baseline scan Of evaluable subjects, ORR is percentage with PR/uPR; and DCR is percentage with ORR + SD/SD+ + Indicates treatment is ongoing for this subject PR = partial response; uPR = unconfirmed partial response; ORR = objective response rate; DCR = disease control rate; SD = stable disease; PD = progressive disease Data cutoff January 28, 2022 | 25

ZN-c3-002: Maximum Reduction in Sum of Target Lesion Diameters PLD Patients(1) ZN-c3: Ovarian Confidential Draft - Work In Progress -100 -80 -60 -40 -20 0 20 40 60 80 100 M a x im u m c h a n g e ( % ) in s u m o f ta rg e t le s io n d ia m e te rs 200 200 250 300 + + 300 200 300 + + ++ 350I 300 200 200 + + 200 250 350^ + + 200 250 300 300 300 + + 300 300 300 300200 PR PD Subjects SDPDBest Overall Response: Group N Evaluable PR/uPR+ (%) SD/SD+ (%) DCR PD PLD + ZN-c3 30 24 3 (13%) 17 (71%) 83% 4 Carboplatin + ZN-c3 17 11 5 (45%) 4 (36%) 82% 2 Paclitaxel + ZN-c3 9 8 5 (63%) 3 (36%) 100% - Total 56 43 13 (30%) 24 (56%) 86% 6 (1) January 28, 2022 data cutoff. Note: Excluding platinum refractory patients ORR = 14.3% and DCR = 81%. PR/uPR+ | 26 R R R ^intermittent dosing +subject ongoing u = unconfirmed PR R = platinum refractory patient u u

ZN-c3-002: Maximum Reduction in Sum of Target Lesion Diameters Carboplatin Patients(1) ZN-c3: Ovarian -100 -80 -60 -40 -20 0 20 40 60 80 100 M a x im u m c h a n g e ( % ) in s u m o f ta rg e t le s io n d ia m e te rs 200 PR PD 200 200 300 300 200 200 ++ 200 200 200 200 ++ + Subjects SDPDBest Overall Response: Group N Evaluable PR/uPR+ (%) SD/SD+ (%) DCR PD PLD + ZN-c3 30 24 3 (13%) 17 (71%) 83% 4 Carboplatin + ZN-c3 17 11 5 (45%) 4 (36%) 82% 2 Paclitaxel + ZN-c3 9 8 5 (63%) 3 (36%) 100% - Total 56 43 13 (30%) 24 (56%) 86% 6 (1) January 28, 2022 data cutoff. PR/uPR+ | 27 u u u +subject ongoing u = unconfirmed PR

ZN-c3-002: Maximum Reduction in Sum of Target Lesion Diameters Paclitaxel Patients(1) ZN-c3: Ovarian -100 -80 -60 -40 -20 0 20 40 60 80 100 M a x im u m c h a n g e ( % ) in s u m o f ta rg e t le s io n d ia m e te rs PR PD 200^ 200 200 ++ + 200 200 + 200^ 200 + + 200 + SDPDBest Overall Response: Subjects ^intermittent dosing +subject ongoing u = unconfirmed PR Group N Evaluable PR/uPR+ (%) SD/SD+ (%) DCR PD PLD + ZN-c3 30 24 3 (13%) 17 (71%) 83% 4 Carboplatin + ZN-c3 17 11 5 (45%) 4 (36%) 82% 2 Paclitaxel + ZN-c3 9 8 5 (63%) 3 (36%) 100% - Total 56 43 13 (30%) 24 (56%) 86% 6 (1) January 28, 2022 data cutoff. PR/uPR+ | 28 u u u

ZN-c3-002 ZN-c3 + Chemotherapy 11.8% 23.0% 33.3% 16.7% 30.4% 66.7% 28.9% 11.1% 12.5% 45.5% 62.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% AURELIA study Chemotherapy Gemcitabine + Adavosertib PLD + Adavo low dose PLD + Adavo high dose Carboplatin + Adavo low dose Carboplatin + Adavo high dose Paclitaxel + Adavosertib Gemcitabine + Adavosertib PLD + ZN-c3 Carboplatin + ZN-c3 Paclitaxel + ZN-c3 Clinically Feasible Response Rates for ZN-c3 and Competitors in Ovarian Cancer* ZN-c3: Ovarian (1) Pujade-Lauraine E et al. [AURELIA study] J Clin Oncol 2014; 32:1302-1308. (2) Lheureux S et al. Lancet 2021; 397: 281–92. (3) Moore KM et al. Clin Cancer Res 2022;28:36–44 (4) Excludes C2 carboplatin + high dose adavosertib cohort due to high grade ≥3 heme tox profile. (5) ZN-c3 January 28, 2022 data cutoff. * Non-head-to-head comparison. Results of a head-to-head comparison may differ significantly from those set forth herein. In addition, because our Phase 1 clinical trial for ZN-c3 and the clinical trials of those other compounds above were separate trials, differences between the results of the trials may not be statistically or clinically meaningful. Clinically Feasible Response Rates R es p o n se R at es (1) (2) (3) (5) Moore, Clin Can Res Adavosertib + Chemotherapy Adavosertib Overall ORR = 26.8% ZN-c3 Overall ORR = 30.2% (4) | 29 Plat-refractory (+/-): - + - - - - - + - -- C2 arm with 66.7% ORR excluded due to “challenging” levels of Grade ≥3 heme tox(4)

ZN-c3-002: TEAEs ≥5% for All Patients (N=56)(1) 48.2 41.1 37.5 26.8 30.4 23.2 16.1 5.4 16.1 1.8 3.6 1.8 10.7 14.3 1.8 3.6 0 3.6 1.8 3.6 7.1 5.4 3.6 0 1.8 1.8 1.8 1.8 0 1.8 3.6 3.6 3.6 3.6 1.8 1.8 0 5.4 32.1 17.9 7.1 7.1 3.6 1.8 7.1 55.4 48.2 41.1 37.5 35.7 35.7 28.6 21.4 19.6 17.9 16.1 14.3 10.7 14.3 14.3 12.5 8.9 1.8 8.9 8.9 8.9 7.1 3.6 7.1 1.8 7.1 7.1 5.4 5.4 5.4 1.8 5.4 5.4 5.4 5.4 5.4 5.4 7.1 35.7 17.9 8.9 8.9 5.4 3.6 1.8 7.1 5.4 5.4 5.4 3.6 100 75 50 25 0 25 50 75 100 Adverse Events (%) COVID-19 Cough Hyponatraemia Dyspepsia Face oedema Muscle spasms Decreased appetite Small intestinal obstruction Dyspnoea Blood alkaline phosphatase increased Weight decreased Ascites Headache Pyrexia Aspartate aminotransferase increased Gamma-glutamyltransferase increased Pain (any) Hypomagnesaemia Lymphopenia Alanine aminotransferase increased Hypokalaemia Abdominal pain Leukopenia Hypoalbuminaemia Diarrhoea Fatigue Vomiting Anaemia Thrombocytopenia Neutropenia Nausea TEAEs Related AEs Grade >= 3 (Related AEs) All Grades (Related AEs) Grade >= 3 (All AEs) All Grades (All AEs) ZN-c3-002 TEAEs (Incidence Rate >= 5%) for all patients (N=56) Data as of 28JAN2022 Program: \Biostatistics - Documents\ZN-c3-002\Programming\pgm\Figures\f_tree_plot_c3_all_vs_rel.sas, Generated on: 10FEB2022, 10:41 verse Events ZN-c3: Ovarian (1) January 28, 2022 data cutoff. | 30

ZN-c3 Exhibits Lower Hematologic Toxicity vs Adavosertib When Combined with Chemotherapy – Grade ≥ 3 TRAEs* • Target ZN-c3 dosing was QD continuously throughout the treatment cycle across all chemotherapy cohorts • Adavosertib’s dosing schedule was intermittent to manage expected tolerability concerns, creating hurdles for commercial adoption | 31 ZN-c3: Ovarian Neutropenia 0% 20% 40% 60% 80% ZN-c3-002 Lheureux, Lancet Moore, Clin Can Res Anemia 0% 10% 20% 30% 40% ZN-c3-002 Lheureux, Lancet Moore, Clin Can Res Thrombocytopenia 0% 10% 20% 30% 40% ZN-c3-002 Lheureux, Lancet Moore, Clin Can Res (1) Moore KM et al. Clin Cancer Res 2022;28:36–44 (2) Lheureux S et al. Lancet 2021; 397: 281–92 (as reported) (3) ZN-c3-002 data cutoff January 28, 2022. * Non-head-to-head comparison. Results of a head-to-head comparison may differ significantly from those set forth herein. In addition, because our Phase 1 clinical trial for ZN-c3 and the Adavosertib clinical trials were separate trials, differences between the results of the trials may not be statistically or clinically meaningful. (1) (1) (1) (2) (2) (2) (3) (3) (3) 48% 62% 32% 30% 31% 7% 31% 31% 18% ZN-c3 demonstrated a potentially best-in-class hematologic tolerability profile versus adavosertib even with a higher total drug load

ZN-c3 GI Tolerability Profile is Better than Adavosertib When Combined with Chemotherapy – Grade ≥ 3 TRAEs* | 32 ZN-c3: Ovarian Nausea 0% 5% 10% 15% ZN-c3-002 Lheureux, Lancet Moore, Clin Can Res Vomiting 0% 5% 10% 15% ZN-c3-002 Lheureux, Lancet Moore, Clin Can Res Diarrhea 0% 5% 10% 15% ZN-c3-002 Lheureux, Lancet Moore, Clin Can Res(1) (1) (1) (2) (2) (2) (3) (3) (3) 5% 3% 5% 9% 2% 7% 10% 7% 2% ZN-c3’s GI tolerability profile is potentially better than adavosertib even with a higher total drug load • Target ZN-c3 dosing was QD continuously throughout the treatment cycle across all chemotherapy cohorts • Adavosertib’s dosing schedule was intermittent to manage expected tolerability concerns, creating hurdles for commercial adoption (1) Moore KM et al. Clin Cancer Res 2022;28:36–44 (2) Lheureux S et al. Lancet 2021; 397: 281–92 (as reported) (3) ZN-c3-002 data cutoff January 28, 2022. * Non-head-to-head comparison. Results of a head-to-head comparison may differ significantly from those set forth herein. In addition, because our Phase 1 clinical trial for ZN-c3 and the Adavosertib clinical trials were separate trials, differences between the results of the trials may not be statistically or clinically meaningful.

ZN-c3: Ovarian

ZN-c3 Oral Dosing Regimen is Convenient and Currently in Dose Escalation

	Paclitaxel	Carboplatin	PLD
	Wee1i Dose *(per cycle-28D)*	Wee1i Dose *(per cycle-21D)*	Wee1i Dose *(per cycle-28D)*
ZN-c3-002[(1)] (Dose escalation)	200 mg QD	200 mg QD	300 mg QD
Adavosertib (High Dose)[(2)]	225 mg BID Days 1-3, 8-10, 15-17	225 mg BID Days 1-3, 8-10, 15-17	225 mg BID Days 1-3
Adavosertib (Low Dose)[(2)]	N/A	225 mg BID Days 1-3	175 mg BID Days 1-3

- Oral continuous dosing regimen for ZN-c3 is enabled by its potentially best-in-class tolerability profile
- Continuous ZN-c3 dosing in combination with chemotherapy is better tolerated than intermittent dosing with an adavosertib/chemotherapy combination
- ZN-c3-002 is an ongoing trial and continues to enroll patients in dose escalation

(1) ZN-c3 January 28, 2022 data cutoff.
(2) Moore KM et al. *Clin Cancer Res* 2022;28:36–44
Note: Non-head-to-head comparison. Results of a head-to-head comparison may differ significantly from those set forth herein. In addition, because our Phase 1 clinical trial for ZN-c3 and the Adavosertib clinical trials were separate trials, differences between the results of the trials may not be statistically or clinically meaningful.

zentalis | 33

0% 10% 20% 30% 40% 50% 60% 70% 80% 0%10%20%30%40%50%60%70%80% ZN-c3 Demonstrates Superior Efficacy with Greater Safety/ Tolerability in Patients with a Worse Prognosis* | 34 ZN-c3: Ovarian ZN-c3 + Carboplatin (QD Regimen): ORR: 45.5% Neutropenia Grade ≥3: 23.5% ZN-c3 + Paclitaxel (QD Regimen): ORR: 62.5% Neutropenia Grade ≥3: 33.3% Utilizing a continuous dosing regimen, ZN-c3 is able to achieve very high ORRs with markedly better safety / tolerability profile versus Adavosertib O R R ( % ) G re at e r Ef fi ca cy Better Tolerability Rate of Grade ≥3 Neutropenia (%) Efficacy Versus Tolerability (1) Moore KM et al. Clin Cancer Res 2022;28:36–44 (2) Lheureux S et al. Lancet 2021; 397: 281–92 (3) ZN-c3 January 28, 2022 data cutoff. * Non-head-to-head comparison. Results of a head-to-head comparison may differ significantly from those set forth herein. In addition, because our Phase 1 clinical trial for ZN-c3 and the Adavosertib clinical trials were separate trials, differences between the results of the trials may not be statistically or clinically meaningful. Better Tolerability Best efficacy and tolerability in patients with a worse prognosis Adavosertib + Gemcitabine: ORR: 23% Neutropenia Grade ≥3: 62% (2) Adavosertib + Paclitaxel: ORR: 28.9% Neutropenia Grade ≥3: 52.6% (1) Adavosertib + Carboplatin: (High Dose C2 Regimen): ORR: 66.7% Neutropenia Grade ≥3: 75% (1) (3) (3)

ZN-c3: Ovarian

ZN-c3-002: Summary of Chemotherapy Combination in Ovarian Cancer

CLINICAL ACTIVITY

- **Strong clinical activity** in combination with chemotherapy agents for platinum-resistant ovarian cancer patients (ORR = 30%)
  - Paclitaxel combo: ORR = 63%
  - Carboplatin combo: ORR = 46%
- ZN-c3-002 enrolled a **more advanced patient population** (higher prior bevacizumab treatment and allowed platinum-refractory patients) than related adavosertib trial [1,3]

SAFETY PROFILE

- ZN-c3 is **well-tolerated** in combination with chemotherapy at oral doses ≥ 200 mg QD in subjects with platinum-resistant or -refractory ovarian cancer
- **Superior tolerability** profile for ZN-c3 enabled continuous initial dosing and **higher dose intensity** than adavosertib[1,2]
- Overall **lower rates** of hematological adverse events compared to adavosertib combinations[1-3]
- Dosing regimen for ZN-c3 is **more patient friendly**, which should boost compliance

REGULATORY PATH

- **Promising interim results** support development of a Phase 3 study for potential approval of ZN-c3 in ovarian cancer
- Randomized **Phase 3 study in planning** to support full approval
  - 2nd line platinum-resistant ovarian cancer – in combination with chemotherapy (*tbd*)
- Future development plan details forthcoming

ZN-c3 is well-tolerated with chemotherapy and supports potential use in additional indications

(1) Moore KM et al. *Clin Cancer Res* 2022;28:36–44
(2) Lheureux S et al. *Lancet* 2021; 397: 281–92
(3) Non-head-to-head comparison. Results of a head-to-head comparison may differ significantly from those set forth herein. In addition, because our Phase 1 clinical trial for ZN-c3 and the Adavosertib clinical trials were separate trials, differences between the results of the trials may not be statistically or clinically meaningful.

zentalis | 35

Z N - c 5 : O ra l S E R D D a ta U p d a te

ZN-c5: CDK4/6i Combo

ZN-c5 Combination with CDK 4/6i – Efficacy Data

Palbociclib Combination

Phase 1 Dose (mg/day)	N	ORR	CBR	mPFS (months)
25 mg QD + Palbo	10	1/7* (14%)	2/7*(29%)	**
50 mg QD + Palbo	18	2/13 (15%)	6/18 (33%)	3.6
>50 mg + palbo (includes 25 BID)	22	0/14	8/22 (36%)	3.7
Overall	**50**	**3/34 (9%)**	**16/47 (34%)**	**3.7 [95% CI: 2.2-5.7]**

Data as of Jan 31, 2022
*# of subjects with 24 weeks + 10 days opportunity for f/u
** median not estimable due to very few PD events
ClinicalTrials.gov Identifier: NCT03560531

Abemaciclib Combination

Dose (mg/day)	N	ORR	CBR*	mPFS (months)
50 mg ZN-c5 QD + 150 mg abema BID	4	-	0/4	2.0
25 mg ZN-c5 QD + 150 mg abema BID	5	-	1/1	Not estimable
25 mg ZN-c5 QD + 150 mg abema BID (fed conditions)	1	-	-	No on-treatment scans yet
Overall	**10**	**-**	**1/5 (20%)**	**4.0**

Data as of Jan 11, 2022
*Subjects with opportunity for follow-up > 24 weeks
ClinicalTrials.gov Identifier: NCT04514159

- At the selected doses the combination of ZN-c5 and Palbociclib had a clinical benefit rate of 34% in ER+/HER2- breast cancer patients
- DDI was seen at 50 mg of ZN-c5 with a 35% decrease in palbociclib exposure relative to historical patient data

- In a small Phase 1 cohort of ER+/HER2- breast cancer patients receiving ZN-c5 and abemaciclib, a 20% CBR rate was observed, based on interim immature data
- DDI was seen at the 50 mg dose of ZN-c5 with a 67% decrease in abemaciclib exposure at steady state

zentalis | 37

ZN-c5 Combination with CDK 4/6i – Tolerability Profile (TEAE ≥20%) | 38 ZN-c5: CDK4/6i Combo Palbociclib Combination (N=50) Data as of Jan 31, 2022 ClinicalTrials.gov Identifier: NCT03560531 Data as of Jan 11, 2022 ClinicalTrials.gov Identifier: NCT04514159 Abemaciclib Combination (N=10) Treatment Emergent Adverse Events All Grades (%) Grade ≥ 3 (%) Any adverse event 98.0 66.0 Neutrophil count decreased 72.0 40.0 While blood cell count decreased 72.0 24.0 Anemia 52.0 0.0 Fatigue 36.0 0.0 Lymphocyte count decrease 32.0 10.0 Nausea 32.0 0.0 Hyperglycemia 32.0 0.0 Arthralgia 30.0 4.0 Platelet count decreased 28.0 0.0 Hypertriglyceridema 22.0 0.0 Treatment Emergent Adverse Events All Grades (%) Grade ≥ 3 (%) Any adverse event 90.0 50.0 Neutropenia 60.0 20.0 Diarrhea 60.0 0.0 Nausea 40.0 0.0 Fatigue 30.0 10.0 Anemia 20.0 0.0 Hypertension 20.0 20.0 ZN-c5 is well-tolerated across all dose cohorts and in combination with selected CDK 4/6 inhibitors

ZN-c5 is not Expected to have DDI with Commonly Used Medicines at Relevant Doses Example: For subjects taking atovarstatin, Cholesterol remains well-controlled regardless of ZN-c5 dose ZN-c5: PK | 39(1) Ibrance™ Clin Pharmacology Review 2014 Aug 13. Weighted average from Pfizer studies-1001c and 1003d (AUC 1801 hr*ng/mL) • We have not identified potential for any relevant interaction of ZN-c5 with drugs from 50 most prescribed drugs list • Well established drugs such as apalutamide and enzalutamide are known CYP3A inducers • Atovarstatin is a CYP3A substrate and is one of the most prescribed drugs in the United States Based on modeling no significant DDI expected in the ZN-c5 + ZN-c3 combination studies

Bone Mineral Density in Ovariectomized Mice (Interim Look, 9 weeks) Micro-CT of Trabecular Bone ZN-c5 Safety Profile and Bone Protective Activity Versus Other Oral SERDs Supports Use in Adjuvant Settings 8 weeks – on-going study Sham Vehicle OVX Vehicle OVX ZN-c5 10mpk OVX Fulvestrant 12 weeks; Femur ZN-c5: Oral SERD Note: Fulvestrant was dosed sc QW, ZN-c5 was dosed po QD • Loss of estrogen associated with osteoporosis in post-menopausal women(1) • Advanced breast cancer patients suffer from osteolytic bone metastasis(1) • Treatment with fulvestrant is associated with osteolysis(1) • ZN-c5 opportunity: • ZN-c5 combines anti-tumor effect with bone-protective effect Healthy Osteoporotic ResearchGate / Thesis / Ehsan Basafa (2013) Starting 2-3 weeks after ovariectomy, mice were treated with compounds for 12 weeks. Study 2, investigating oral SERDs, is still ongoing. The 2 independent studies are compared after 9 weeks of treatment and have been normalized to maximum bone mass density loss by ovariectomy (-100%) in each study. SERDs and tamoxifen were dosed daily PO at 10 mg/kg (+ 20 mg/kg for ZN-c5, twice daily for SAR-439859), fulvestrant was dosed once weekly SC at 25 mg/kg | 40(1) Bado, I. et. al., Oncogene 2017; 36, 4527-4537 Ovariectomy- induced bone loss St u d y 1 St u d y 2 % change in BMD vs control mice (Sham/Vehicle = 0%) -400 -300 -200 -100 0 100 200 300 400 ARV-471 OP-1250 SAR-439859 AZD-9833 GDC-9545 Fulvestrant Tamoxifen Vehicle ZN-c5 20 mg/kg ZN-c5 10 mg/kg Fulvestrant Tamoxifen Vehicle Tibia Femur ZN-c5

Z N - d 5 : B C L 2 I n h i b i to r

ZN-d5: BCL-2 Inhibitor

ZN-d5 in AL (Primary) Amyloidosis


Symptoms may include:
Fatigue
Shortness of breath
Protein in the urine
Blood Pressure Changes
Dizziness
Weight loss
Stiff heart
Diarrhea/ Constipation
Pain
Kidney Issues
www.amyloidosis.org


63% VGPR/CR(3)
CR
VGPR
PR
SD/NR
PD
5%
26%
34%
5%
29%

- AL Amyloidosis: Deposition of immunoglobulin light chains
  - Clonal plasma cell population secretes misfolding light chain
  - Progressive systemic amyloid accumulation causes widespread organ damage
  - **High morbidity and mortality**
- Orphan disease
  - Estimated worldwide prevalence is 75,000[1]
  - About 4k new cases/year in the US[2]
- Not a cancer, but treated like one
  - Agents active in multiple myeloma used in first-line and relapsed/refractory settings
  - Daratumumab only approved therapy, for first-line use with CyBorD
- **Relapsed/refractory setting is a high unmet medical need**

AL Amyloidosis study is currently enrolling patients

(1) Zhang et al. Clin Lymphoma Myeloma Leuk. 2019;19(suppl 10):e339
(2) Kyle et al, Mayo Clin Proc. 2019;94:465-471
(3) Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients.

zentalis | 42

ZN-d5: BCL-2 Inhibitor

BCL-2 Inhibition has Shown Robust Clinical Activity in AL Amyloidosis[1]

- Patients with the t(11;14) translocation have a worse prognosis than the general AL amyloidosis community
- BCL-2 inhibition showed an improved response rate in the t(11;14) cohort with a trend towards better survival

OS for All Patients


1.00
0.75
0.50
0.25
0.00
Survival probability
0
6
12
18
24
30
36
Time in months

Best Response in Evaluable Patients


All patients (n=38)
63% VGPR/CR
34%
29%
5%
26%
5%
CR
VGPR
PR
SD/NR
Progression
Non-t(11;14) patients (n=10)
30% VGPR/CR
20%
10%
10%
40%
20%
CR
VGPR
PR
SD/NR
Progression
t(11;14) patients (n=27)
78% VGPR/CR
41%
37%
4%
19%
CR
VGPR
PR
SD/NR
Progression

(1) Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients.

zentalis | 43

Z N - d 5 + Z N - c 3 : A c t i v i t y i n H e m a to l o g i c M a l i g n a n c i e s a n d S o l i d t u m o r s

BH3 mimetics synergize with the Wee1 inhibitor ZN-c3 by activating caspases which induce DNA damage and degrade key proteins Hooman Izadi, Noah Ibrahim, Tiffany Hoang, Jianhui Ma, Petrus R. De Jong, Joseph Pinchman, Kevin D. Bunker, Ahmed A. Samatar, Fernando Doñate Combination of the BCL-2 inhibitor ZN-d5 with the Wee1 inhibitor ZN-c3 shows additive or synergistic anti-tumor activity in acute myeloid leukemia (AML) Hooman Izadi, Noah Ibrahim, Tiffany Hoang, Jianhui Ma, Petrus R. De Jong, Jiali Li, Joseph Pinchman, Brant C. Boren, Kevin D. Bunker, Ahmed A. Samatar, Fernando Doñate ZN-c3: USC | 45 ZN-d5 + ZN-c3

ZN-d5 + ZN-c3

Novel Biology Supports Synergy of BCL-2 and Wee1 Inhibition – *CAMPRO (CAspase Mediated PROteolysis)*

BCL-2 inhibition (BCL-2i) induces CAMPRO of multiple proteins, including DNA damage repair (DDR) proteins


Treatment with BCL-2 inhibitor alone
Low apoptotic activity
BCL-2i driven apoptosis (primarily liquid tumors)
Limited tumor cell death
Sub-apoptotic Concentration
ZN-d5 concentration
BCL-2 inhibitor sensitivity
Known pathway for BCL-2 inhibition
Limited activity


Treatment with BCL-2 + Wee1 inhibitor in combination
BCL-2i driven apoptosis with Wee1i contribution
Primarily BCL-2i driven apoptosis
Apoptosis not driven by BCL-2i
CAMPRO + Wee1i = ↑Apoptosis
Sub-apoptotic Concentration
ZN-d5 concentration
BCL-2 inhibitor sensitivity
Known pathway for BCL-2 inhibition
Novel combination biology with Wee1 inhibition expands BCL-2 inhibitor use

This novel synergistic finding supports the use of ZN-d5 + ZN-c3 in both sensitive and less sensitive tumor cells, opening a large market opportunity across both solid and liquid tumors

zentalis | 46

ZN-d5 + ZN-c3

ZN-d5 + ZN-c3 Combination Treatment Also Results in Decreased Levels of DDR Proteins

- **ZN-d5 at subtherapeutic doses activates caspases leading to:**
  - DNA damage (increased in γH2AX)
  - Degradation or decrease of DDR related proteins (Wee1 and RRM2)
  - **These effects are increased when combined with ZN-c3**
- **This, in turn, results in inhibition of multiple relevant pathways (e.g. pCDK1) and synergistic anti-tumor activity when combined with ZN-c3**


MV4;11 cells
6h
- + - + ZN-d5 (~IC30)
- - + + ZN-c3 (~IC30)
Vinculin
Wee1
RRM2
pCDK1
γH2AX

zentalis | 47

The Combination of BCL-2 and Wee1 Inhibitor Results in Synergism in Several Tumor Models Including AML HL-60 AML model 0 3 6 9 12 15 18 0 300 600 900 1200 1500 1800 2100 2400 2700 Vehicle ZN-d5 50 mg/kg, qd ZN-c3 60 mg/kg, qd Days Post Treatment T u m o r V o lu m e ( m m 3 ) ZN-d5 50 mg/kg + ZN-c3 60 mg/kg, qd. Regression: 94% • The combination of ZN-d5 and ZN- c3 represents a novel therapeutic approach • Significant enhancement of activity than single agent in several indications, including AML • Combination regimen was well- tolerated in mice • Zentalis is the only company known to have both inhibitors in clinical development ZN-d5 + ZN-c3 | 48

ZN-d5 Combined with ZN-c3 is Active in Patient-Derived AML Samples n= 6 or 10, qd x 17 treatment V eh ic le ZN -d 5 20 0 m g/k g ZN -c 3 80 m g/k g ZN -d 5 +ZN -c 3 0 10000 20000 30000 40000 50000 60000 AML PDX model Bone Marrow Analysis h u C D 4 5 + M e a n C e ll N u m b e r Vehicle ZN-d5 200 mg/kg ZN-c3 80 mg/kg ZN-d5 +ZN-c3 -31% -88% -99.5% Human Blasts (AML, huCD45+ cells) Treated mice are sacrificed and huCD45+ measured AML patient • The combination of ZN-d5+ ZN-c3 is active in vitro in 3/3 samples from patients who progressed on venetoclax • The combination of ZN-d5 + ZN-c3 is active in vitro in 29 patient’s derived AML samples independently of TP53 mutation in vitro in vivo ZN-d5 + ZN-c3 shows promising activity in samples from AML patients progressing on venetoclax Clinical In vitro (ZN-d5+ZN-c3) Patient Blasts % (before treatment) Post- Collection Treatment Blasts % (After Treatment) ZN-d5/ZN-c3 Treatment (nM) Blasts % (After Treatment) 3930 93.4 Vidaza/Venetoclax Residual AML (33% blast) (~2 months post-treatment) 120/500 4.6 3977 62.1 Vidaza/Venetoclax Residual AML (68% blast) (~2 months post-treatment) 65/100 0 3978 41.1 Gilteritinib/Venetoclax Residual AML (32% blast) (~1 month post-treatment) 65/500 3.6 ZN-d5 + ZN-c3 | 49

Antitumor Activity in Solid Tumor Models with the ZN-d5 + ZN-c3 Combination Represents Market Expansion Opportunities 0 3 6 9 12 15 18 21 0 200 400 600 800 1000 1200 1400 Vehicle ZN-d5 50 mg/kg ZN-c3 80 mg/kg ZN-d5 50 mg/kg + ZN-c3 80 mg/kg Days Post Treatment T u m o r V o lu m e ( m m 3 ) DMS53 -1 5 11 17 23 29 35 41 0 400 800 1200 1600 2000 2400 Vehicle qd× 38 ZN-d5 200 mg/kg qd× 38 ZN-c3 60 mg/kg qd× 38 Days Post Treatment T u m o r V o lu m e ( m m 3 ) ZN-d5 200 mg/k + ZN-c3 60 mg/kg qd× 38 MDA-MB-436 0 2 4 6 8 1 0 1 2 1 4 1 6 1 8 2 0 2 2 2 4 2 6 0 2 0 0 4 0 0 6 0 0 8 0 0 1 0 0 0 1 2 0 0 1 4 0 0 1 6 0 0 D a y s P o s t T re a tm e n t T u m o r V o lu m e ( m m 3 ) Vehicle qd × 22 p.o. ZN-d5 100 mg/kg qd × 22 p.o. ZN-c3 80 mg/kg qd × 22 p.o. ZN-d5 100 mg/kg + ZN-c3 80 mg/kg qd × 22 p.o. H660 0 4 8 12 16 20 24 28 0 500 1000 1500 2000 Days Post Treatment T u m o r V o lu m e ( m m 3 ) Vehicle ZN-d5 50 mg/kg ZN-c3 80 mg/kg ZN-c3 80 mg/kg + ZN-d5 50 mg/kg H146 Cell Line Indication DMS53 SCLC MDA-MB-436 TNBC ZN-d5 + ZN-c3 | 50 Cell Line Indication H146 NSCLC H660 Neuroendocrine Prostate

ZN-c3 Combined with a Low Dose of Navitoclax (BCL-xL Inhibitor) Results in Enhanced Anti-tumor Activity in the ALL model MOLT-4 The MOA of the combination of ZN-d5 and ZN-c3 represents a novel therapeutic approach which also applies to combinations of ZN-c3 with other inhibitors of anti-apoptotic proteins • Navitoclax enhances the anti-tumor activity of ZN-c3 at one-third of the active dose used as a single agent in xenografts (30 versus 100 mg/kg) • Opportunity to overcome the toxicity observed with navitoclax 0 3 6 9 12 15 18 21 24 27 0 600 1200 1800 2400 3000 Days Post Treatment T u m o r V o lu m e ( m m 3 ) Vehicle ZN-c3 60 mg/kg Navitoclax 30 mg/kg ZN-c3 + Navitoclax TGI= 65% TGI= 70% TGI= 96% TGI: Tumor Growth Inhibition ALL: Acute Lymphoblastic Leukemia MOLT-4 model is BCL-xL dependent, but is not on BCL-2 ZN-d5 + ZN-c3 | 51

S u m m a r y

Summary ZN-d5 Bcl-2 Inhibitor ZN-c5 Oral SERDZN-c3 Wee1 Inhibitor: A Potential Cornerstone Treatment • ZN-c3 showed strong clinical activity and good tolerability in USC and in combination with chemotherapy in ovarian cancer • Observed overall potential superior profile compared to adavosertib(1-3) in both monotherapy and in combination • ZN-c3 is currently in a potentially registrational trial in USC; planning is underway for a Phase 3 trial in combination with chemotherapy in ovarian cancer • In addition, ZN-c3 has shown broad preclinical activity across multiple models in both monotherapy and in combination: • Osteosarcoma, colorectal, prostate, neuroendocrine prostate, breast cancer (ER+, HER2+, and TNBC), AML, NHL, ALL, SCLC, NSCLC • ZN-c3’s potentially best-in-class/first-in-class profile and underlying biology may establish it as a potential cornerstone treatment, creating a significant market opportunity across a broad range of solid and liquid tumors • Preclinical combination data of ZN-d5 + ZN-c3 utilizing novel biology showed synergistic and additive activity across multiple indications in both solid and liquid tumors, often at subtherapeutic doses • First patient enrolled in a potentially registrational study evaluating ZN-d5 monotherapy in AL amyloidosis • ZN-c5 continues to show clinical activity and potentially best-in- class tolerability data, suggesting potential superiority amongst the oral SERDs • Decision made to not to pursue CDK 4/6i combination • ZN-c5 showed bone protective activity in a preclinical model - unlike other investigational SERDs - positioning ZN-c5 well for an adjuvant setting • Initiating combination of ZN-c5 + ZN-c3 in ER+/HER2- CDK 4/6i- resistant patients in 2022 (1) Liu JF et al. J Clin Oncol. 2021 Mar 11:JCO2003167 (2) Moore KM et al. Clin Cancer Res 2021. (3) Lheureux et al. Lancet 2021. Italics indicate new data presented today | 53

Key Milestones

ZN-c3: Wee1 Inhibitor

1H 2022	✓	Initial readout on Phase 1 USC expansion cohort
1H 2022	✓	Initial readout on Phase 1b ovarian chemotherapy combo
2H 2022		Initial enrollment/safety update on Phase 2 USC trial+
2H 2022		Initial readout on Phase 1/2 chemotherapy combo in osteosarcoma*

ZN-c5: Oral SERD

1H 2022	✓	Phase 1b combination study topline results with Pfizer's palbociclib
1H 2022	✓	Phase 1b combination study topline results with Lilly's abemaciclib
2H 2022		Initiate Phase 1b combination study of ZN-c5 + ZN-c3 in CDK4/6i resistant breast cancer

ZN-d5: BCL-2 Inhibitor

1Q 2022	✓	Initiate Phase 1/2 monotherapy study in amyloidosis*
1H 2022		Initiate Phase 1/2 combination study of ZN-d5 + ZN-c3 in AML
2H 2022		Updated results from Phase 1 dose escalation study in AML and NHL

ZN-e4: EGFR Inhibitor

2H 2022	Report results on Phase 1 NSCLC trial

Integrated Discovery Engine

2022	Initiate IND enabling studies for an internal program

Zentera

2022	Maximize value from investment in and partnership with Zentera

+ Registrational trial with FDA Fast Track designation
* Potentially registrational trial

zentalis | 54

Anthony Sun, M.D., CEO and Chairman asun@zentalis.com (212) 433-3780 Melissa Epperly, Chief Financial Officer mepperly@zentalis.com (215) 290-7271 Corporate Office 1359 Broadway Suite 1710 New York, NY 10018 Science Center 10275 Science Center Drive Suite 200 San Diego, CA 92121